                                                                    EXHIBIT 10.7




                             ANTI-DILUTION AGREEMENT

         THIS ANTI-DILUTION AGREEMENT (this "Agreement") is dated as of February 27, 1998, by and among SGH Holdings, Inc., a Delaware corporation (the "Corporation"), Hurst Enterprises, L.P., a Georgia limited partnership ("Hurst"), William G. McLendon, an individual ("McLendon"), Anthony LaMarca, an individual ("LaMarca"), and Allard W. Lamm, an individual ("Lamm") (Hurst, McLendon, LaMarca and Lamm, each a "Shareholder" and collectively, the "Shareholders").

                                    RECITALS

         WHEREAS, the Shareholders are the owners of the common stock, par value $.0001 per share ("Stock"), of Corporation; and

         WHEREAS, the Shareholders have, from time to time, made agreements providing for dilution protection in connection with the acquisition of shares of stock owned by a Shareholder which protection has not been memorialized; and

         WHEREAS, the Shareholders desire to memorialize the dilution protection provisions agreed upon by, between and among the Shareholders; and

         WHEREAS, the Shareholders agree that any such dilution protection provisions shall cease, terminate and expire upon execution of this Agreement except as expressly set forth herein; and

         WHEREAS, the Corporation has previously issued the 1994 Warrant (as defined herein) granting the holder thereof the right to purchase from the Corporation up to 640 shares of Stock; and

         WHEREAS, the Corporation has issued the 1997 Warrant (as defined herein) granting the holders thereof the right to purchase from the Corporation up to 459 shares of Stock; and

         WHEREAS, the parties furthermore desire to memorialize the rights of the parties as Shareholders if and to the extent that the 1994 Warrant is exercised and/or the 1997 Warrant is exercised.

         NOW, THEREFORE, and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

         1. Confirmation of Issued and Outstanding Stock as of June 12, 1997. Notwithstanding anything to the contrary contained in this Agreement, any other agreement between the Corporation and its Shareholders and/or the Stock Ledger and Minute Book of the Corporation, the parties hereto agree and confirm that as of June 12, 1997, the following Shareholders owned the number of shares of Stock set forth opposite their names.

                  Shareholders        Number of Shares         Percentage
                  ------------        ----------------         ----------
                  Hurst                      875                  87.5%
                  McLendon                   105                  10.5%
                  LaMarca                     20                   2.0%
                                           -----                 -----

                  Total                    1,000                 100.0%

         2. Confirmation of the Sale by the Company and Issuance to Lamm of Shares of Stock from the Corporation. The parties hereto confirm that on and as of September, 1997, the Corporation issued to Lamm 20.4 shares of Stock of the Corporation representing at the time of the issuance a 2% interest in the Stock of the Corporation owned by Lamm which Stock has been subscribed to and fully paid for by Lamm.

         3. Confirmation of Transfer from McLendon and Hurst to LaMarca. Simultaneously with the sale and issuance by the Corporation of the Shares to Lamm in Section 2 above, Hurst and McLendon, pursuant to an agreement with LaMarca relating to dilution protection, confirm the transfer to LaMarca of .4 shares of Stock in order to preserve for LaMarca at such time of transfer, a 2% interest in the Stock of the Corporation. Said .4 shares of Stock which were transferred from Hurst and McLendon collectively were transferred individually as follows:

                           Hurst                     .328
                           McLendon                  .072
                                                     ----

                           Total                     .400

         Subsequent to the transfer by Hurst and McLendon of such .4 shares of Stock to LaMarca the Shareholders owned the amount of stock set forth opposite their names.

                  Shareholders          Number of Shares              Percentage
                  ------------          ----------------              ----------
                  Hurst                       874.672                   85.72%
                  McLendon                    104.928                   10.28%
                  LaMarca                     20.4000                    2.00%
                  Lamm                        20.4000                    2.00%
                                           ----------                  ------

                  Total                    1,020.4000                  100.00%

         4. Confirmation of Transfer from Hurst to Lamm. Subsequent to the sale and issuance by the Corporation of the shares of Stock to Lamm in Section 2 above, and the transfer by Hurst and McLendon to LaMarca of the shares of Stock set forth in Section 3 above, Hurst hereby confirms the transfer and sale to Lamm of 25.5 Shares after which transfer Lamm owns 4.5% of the issued and outstanding shares of Stock of the Corporation. Subsequent to the transfer by Hurst of such 25.5 shares of Stock to Lamm, the Shareholders own the amount of Stock set forth opposite their names.

                  Shareholders          Number of Shares              Percentage
                  ------------          ----------------              ----------
                  Hurst                      849.172                    83.22%
                  McLendon                   104.928                    10.28%
                  LaMarca                     20.400                     2.00%
                  Lamm                        45.900                     4.50%
                                            --------                   ------

                  Total                     1,020.40                   100.00%

         5. Confirmation of the Transfer from Hurst to McLendon. Subsequent to the sale and issuance by the Corporation of the shares of Stock to Lamm described in Section 2 above, the transfer by Hurst and McLendon to LaMarca of the shares of Stock set forth in Section 3 above and the transfer by Hurst to Lamm of the Shares set forth in Section 4 above, Hurst confirms the transfer and sale to McLendon of 5.1 shares of Stock representing .5% of the issued and outstanding Shares of the Corporation. Subsequent to the transfer by Hurst to McLendon of such 5.1 shares of Stock (and as of the date hereof), the Shareholders own the amount of Stock set forth opposite their names.

                  Shareholders         Number of Shares            Percentage
                  ------------         ----------------            ----------
                  Hurst                     844.072                  82.72%
                  McLendon                  110.028                  10.78%
                  LaMarca                    20.400                   2.00%
                  Lamm                       45.900                   4.50%
                                           --------                 ------

                  Total                    1,020.40                 100.00%

         6. Transfer From Hurst to McLendon and LaMarca Subsequent to the Exercise of the 1994 Warrant. In the event that the holder of the 1994 Warrant exercises its warrant to purchase 640 shares of Stock (the "94 Shares"), then Hurst, pursuant to an agreement with McLendon and LaMarca relating to dilution protection, shall transfer 67.2 shares of Stock to McLendon and 12.4 shares of Stock of the Corporation to LaMarca. Subsequent to such exercise and transfer the Shareholders shall own the amount of Stock set forth opposite their name.

                  Shareholder            Number of Shares           Percentage
                  -----------            ----------------           ----------
                  Hurst                      764.4720                 44.04%
                  McLendon                    177.228                 10.67%
                  LaMarca                      32.800                  1.97%
                  Lamm                         45.900                  2.76%
                  94 Shares                   640.000                 38.55%
                                            ---------                ------

                  Total                     1,660.400                100.00%

         6. Issuance by the Corporation of Shares of Stock to Lamm Upon Exercise of the 1994 Warrant and Exercise of the 1997 Warrant. In the event that the holder of the 1994 Warrant exercises its warrant to purchase the 94 Shares and the holders of the 1997 Warrant exercise their warrants to purchase 459 shares of Stock (the "97 Shares"), then the Corporation pursuant to an agreement with Lamm shall issue to Lamm 22.1 shares of Stock in order to preserve for Lamm the 2% interest in the Stock purchased by him pursuant to the transaction set forth in Section 2 of this Agreement. Subsequent to the issuance by the Corporation to Lamm of such 22.1 shares of Stock and assuming the complete exercise and issuance of the 94 Shares and the 97 Shares, the Shareholders shall own the amount of Stock set forth opposite their respective names.

                  Shareholder            Number of Shares          Percentage
                  -----------            ----------------          ----------
                  94 Shares                   640.0000               29.88%
                  97 Shares                   459.0000               21.43%
                  Lamm                         68.0000                3.17%
                  LaMarca                      32.8000                1.53%
                  McLendon                    177.2280                8.27%
                  Hurst                       764.4720               35.69%
                                            ----------              ------

                  Total                     2,141.5000              100.00%

         7. Transfer from Hurst to Lamm Subsequent to the Exercise of the 1994 Warrant and the 1997 Warrant. In the event that the holder of the 1994 Warrant exercises its warrant to purchase the 94 Shares and the holders of the 1997 Warrant exercise their warrant to purchase the 97 Shares, then Hurst, pursuant to an agreement with Lamm relating to dilution protection, shall transfer
28.3675 Shares of the Corporation to Lamm in order to preserve the 2.5 % in the Stock previously transferred by Hurst to Lamm pursuant to the provisions of
Section 4 of this Agreement. Subsequent to the transfer by Hurst to Lamm of such
28.3675 shares of Stock, the Shareholders shall own the amount set forth opposite their respective names.

                  Shareholders           Number of Shares           Percentage
                  ------------           ----------------           ----------
                  Hurst                       736.1045                34.37%
                  McLendon                    177.2280                 8.27%
                  LaMarca                      32.8000                 1.53%
                  94 Shares                   640.0000                29.88%
                  97 Shares                   459.0000                21.43%
                  Lamm                         96.3675                 4.50%
                                            ----------               ------

                  Total                     2,141.5000               100.00%

         8. Transfer from Hurst to McLendon Subsequent to the Exercise of the 1994 Warrant and the 1997 Warrant. In the event that the holder of the 1994 Warrant exercises its warrant to purchase the 94 Shares and the holders of the 1997 Warrant exercise their warrants to purchase the 97 Shares then Hurst, pursuant to an agreement with McLendon relating to dilution protection, shall transfer 5.495 shares of Stock in the Corporation to McLendon in order to preserve the .5% interest in the Stock sold by Hurst to McLendon pursuant to
Section 5 hereof. Subsequent to the transfer by Hurst to McLendon of such 5.495 shares of Stock, the Stockholders shall own the amount of Stock set forth opposite their respective names.

                   Shareholders          Number of Shares           Percentage
                   ------------          ----------------           ----------
                  Hurst                       730.6095                34.12%
                  McLendon                    182.7230                 8.53%
                  LaMarca                      32.8000                 1.53%
                  94 Shares                   640.0000                29.89%
                  97 Shares                   459.0000                21.43%
                  Lamm                         96.3675                 4.50%
                                            ----------               ------

                  Total                     2,141.5000               100.00%

         9. Transfer from Hurst and McLendon to LaMarca Subsequent to the Exercise of the 1994 Warrant and the 1997 Warrant. In the event that the holder of the 1994 Warrant exercises its warrant to purchase the 94 Shares and the holders of the 1997 Warrant exercise their warrants to purchase the 97 Shares, then Hurst and McLendon, pursuant to an agreement with LaMarca relating to dilution protection, shall transfer to LaMarca 10.03 shares of Stock. Said 10.03 shares of Stock shall be transferred from respective parties as follows: Hurst shall transfer 8.2246 shares of Stock and McLendon shall transfer 1.8054 shares of Stock.

         Subsequent to the transfer by Hurst and McLendon of such 10.03 Shares to LaMarca, the Shareholders shall own the amount of Stock set forth opposite their respective names.


                  Shareholders           Number of Shares          Percentage
                  ------------           ----------------          ----------
                  Hurst                       722.3849               33.73%
                  McLendon                    180.9176                8.45%
                  LaMarca                      42.8300                2.00%
                  94 Shares                   640.0000               29.89%
                  97 Shares                   459.0000               21.43%
                  Lamm                         96.3675                4.50%
                                            ----------              ------
                  Total                     2,141.5000              100.00%

         10. Additional Shares Purchased by Lamm from the Company. The Corporation has granted to Lamm the option to purchase certain additional shares of Stock (the "New Issue Shares") pursuant to an Incentive Stock Option Agreement (the "Option Agreement") to Lamm which, upon issuance, will vest in Lamm up to an additional 2% of the shares of Stock. In the event that the sale by the Corporation of such shares of Stock to Lamm occurs, and if at such time the 1994 Warrant and/or 1997 Warrant has not been exercised, then the Corporation, pursuant to an agreement with Lamm, shall issue to Lamm additional shares of Stock (the "Additional Shares"), as set forth in the Option Agreement.

         11. Transfer from Hurst and McLendon to LaMarca Subsequent to the Purchase of New Issue Shares by Lamm from the Corporation and the Issuance of Additional Shares to Lamm by the Corporation. In the event that the Corporation sells or issues additional shares of Stock of the Corporation to Lamm as New Issue Shares and/or Additional Shares in accordance with the provisions of
Section 10, then in that event, Hurst and McLendon, pursuant to an agreement with LaMarca relating to dilution protection, shall transfer to LaMarca so many shares of Stock (the "LaMarca Shares") in order for LaMarca to maintain his 2% interest in the Stock subsequent to the issuance by the Corporation of the New Issue Shares and/or the Additional Shares. The number of LaMarca Shares required to be transferred by Hurst to LaMarca shall be the product of the LaMarca Shares multiplied by .82%. The number of LaMarca Shares required to be transferred by McLendon to LaMarca shall be the product of the LaMarca Shares multiplied by
 .18%.

Subsequent to the issuance by the Corporation of the New Issue Shares and the Additional Shares and assuming the full exercise of 1994 Warrant and the 1997 Warrant and subsequent to the transfer obligation of all shares of Stock set forth herein the Shareholders shall own the amount of Stock set apart their respective names.

                  Shareholders           Number of Shares            Percentage
                  ------------           ----------------            ----------
                  Hurst                       721.6339                 32.99%
                  McLendon                    180.7526                  8.26%
                  LaMarca                      43.7460                  2.00%
                  94 Shares                   640.0000                 29.25%
                  97 Shares                   459.0000                 20.98%
                  Lamm                        142.1675                  6.50%
                                            ----------                ------

                  Total                     2,187.3000                100.00%

         12. Partial Exercise. In the event of a partial exercise of the 1994 Warrant or the 1997 Warrant, any shares of Stock to be issued pursuant to any section set forth herein upon the exercise of the respective Warrant in full shall be reduced by multiplying the shares of Stock to be issued upon complete exercise of the respective Warrant by a fraction, (a) the numerator of such, in the case of the 1994 Warrant, will be the number of shares of Stock issued pursuant to the exercise of the 1994 Warrant and the denominator of which shall be 640; and (b) the numerator of such, in the case of the 1997 Warrant, will be the number of shares of Stock issued pursuant to the exercise of the 1997 Warrant and the denominator of which shall be 459. It is specifically the intent of the parties that after partial or full exercise of the 1994 Warrant and/or the 1997 Warrant, the shares of Stock to be transferred hereunder to Lamm by the Corporation are the amount necessary to preserve the 2% interest purchased by Lamm from the Corporation as set forth in Section 2 hereof after the issuance of the 94 Shares and/or 97 Shares; and the shares of Stock to be transferred by Hurst to Lamm are the amount necessary to preserve the 2.5% interest purchased by Lamm from Hurst as set forth in Section 4 hereof after the issuance of the 94 Shares and/or 97 Shares; and the shares of Stock to be transferred hereunder to Lamm by the Corporation are the amount necessary to preserve the interest (up to 2%) purchased by Lamm from the Corporation as set forth in Section 10 hereof after issuance of the 94 Shares and/or 97 Shares; and the shares of Stock to be transferred by Hurst to McLendon are the amount necessary to preserve the .5% interest purchased by McLendon from Hurst as set forth in Section 5 hereof after the issuance of the 94 Shares and/or 97 Shares; and the shares of Stock to be transferred hereunder by Hurst and McLendon to preserve the 2% interest owned by LaMarca as set forth in Sections 3, 6, 9 and 11 hereof after the issuance of the 94 Shares and/or 97 Shares.

         13. No Further Agreements. The parties hereto furthermore agree that no party is entitled to, has bargained for and will receive any dilution protection subsequent to the execution of this Agreement, except as expressly set forth herein, including without limitation, any protection with regard to the issuance of shares upon the exercise of any warrants granted in connection with certain Bridge Notes and/or Exchange Notes or Warrants issued in connection with any further equity or debt offerings.

         14. Cancellation of Other Agreements. Any agreements relating to any of the parties hereto in connection with to the issuance of stock, dilution thereof, percentage maintenance agreements or any other rights relative to issuance or entitlement to stock of the Corporation (including, without limitation, that certain Restricted Stock Grant Agreement dated February, 1995 among the Corporation, Hurst and McLendon) are hereby rescinded in toto and this Agreement sets forth the full understanding relative to the rights of the Shareholders hereunder.

         15. Definitions:

                  (a) 1994 Warrant means, the Stock Purchase Warrant dated as of October 3, 1994 issued by the Corporation to Mesirow Capital Partners VI pursuant to the Note and Warrant Purchase Agreement dated as of October 3, 1994 between the Corporation and Mesirow Capital Partners VI.

                  (b) 1997 Warrant means, the Stock Purchase Warrant dated June 12, 1997 issued by the Corporation to Mesirow Capital Partners VII (and subsequent partially assigned to Mesirow Capital Partners VI) pursuant to the Note and Warrant Purchase Agreement dated June 12, 1997 between the Corporation and Mesirow Capital Partners VII, as amended (the "Warrant Purchase Agreement")

                  (c) All other capitalized terms used herein, if not expressly defined herein shall have the meanings ascribed to them in either the Warrant Purchase Agreement or a certain Second Amended and Restated Stockholders Agreement dated as of February 27, 1998 between and among the Corporation and each of certain stockholders listed on the Schedule of Stockholders attached to such Agreement as such Agreement has been amended from time to time.

         16.      Miscellaneous.

                  (a) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, personal representatives, heirs and assigns.

                  (b) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (c) Descriptive Headings. The headings of the sections of this Agreement are for convenience only and shall not constitute a part hereof.

                  (d) GOVERNING LAW - DELAWARE. IT IS THE INTENTION OF THE PARTIES HERETO THAT THIS AGREEMENT AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. WHENEVER POSSIBLE EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER, AS TO BE EFFECTIVE AND VALID UNDER DELAWARE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH APPLICABLE LAW, SAID PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF THE PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF THE PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

                  (e) Entire Agreement. This Agreement and other documents specifically referred to herein which form a part hereof, contain the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, covenants or undertakings, other than those expressly set forth herein.

                  IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the 27th day of February, 1998.

                                        SGH HOLDINGS, INC.

                                        By: /s/ Sheldon G. Hurst
                                           -----------------------------------
                                                Sheldon G. Hurst, President

                                        HURST ENTERPRISES, L.P.

                                        By: /s/ Sheldon G. Hurst
                                           -----------------------------------
                                                Sheldon Hurst, General Partner

                                        By: /s/ Sharon Hurst
                                           -----------------------------------
                                                Sharon Hurst, General Partner

                                        /s/ William G. McLendon
                                        --------------------------------------
                                            William G. McLendon

                                        /s/ Anthony LaMarca
                                        --------------------------------------
                                            Anthony LaMarca

                                        /s/ Allard W. Lamm
                                        --------------------------------------
                                            Allard W. Lamm